EXHIBIT 99-4


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Annual Report of The Yankee Candle Company, Inc. (the "Company") on Form 10-K/A for the fiscal year ending December 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert R. Spellman, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ ROBERT R. SPELLMAN
----------------------------
Robert R. Spellman
Chief Financial Officer
May 5, 2003


NOTE: A signed original of this written statement required by Section 906 has been provided to The Yankee Candle Company, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.